Exhibit 10.1

AMENDMENT AGREEMENT

This Amendment Agreement (this “Agreement”) is dated as of October 13, 2025, among SmartKem, Inc., a Delaware corporation (the “Company”), and the Purchasers identified on the signature pages hereto (including their respective successors and assigns, the “Consenting Holders”).

WHEREAS, on June 14, 2023, the Company entered into a Securities Purchase Agreement (as amended prior to the date hereof, the “Purchase Agreement”) with the purchasers identified on the signature pages thereto (the “Purchasers”);

WHEREAS, the Consenting Holders (i) hold at least 50.1% in interest of the relevant component of the Securities outstanding and held by the Significant Purchasers as of the date hereof, and (ii) constitute the Original Significant Purchasers who purchased not less than 65% of the Series A-1 Preferred Stock purchased by all of the Original Significant Purchasers under the Purchase Agreement, in each case including AIGH Investment Partners L.P. and its Affiliates; and

WHEREAS, the Company and the Consenting Holder desire to further amend certain terms of the Purchase Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants, and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Consenting Holder hereby agree as follows:

1.      Definitions. In addition to the capitalized terms defined elsewhere in this Agreement, for all purposes of this Agreement, capitalized terms shall have the meanings set forth in the Purchase Agreement unless otherwise indicated.

2.     Purchase Agreement Amendment. Section 4.12(c) of the amended Purchase Agreement is hereby amended by changing “$4.00” to “2.75”.

3.      No Other Amendment. Except as expressly amended pursuant to Section 3 above, the Purchase Agreement shall remain in full force and effect.

4.     Public Disclosure. The Company will publicly disclose this Agreement within one (1) day after execution of this Agreement.

5.      Counterparts/Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.      Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreements between the Purchasers and the Company with respect to the subject matter hereof. Except as specifically modified herein, the Transaction Documents shall remain in full force and effect.

7.      Notice. All notices under this Agreement, shall be delivered in accordance with the notice provisions of the Purchase Agreement.

8.      Governing Law. This Agreement and the performance under this Agreement, and all suits and special proceedings under this Agreement, shall be governed by the choice of law/forum selection in the Purchase Agreement.

9.      Severability. In the event that any of the provisions of this Agreement are held to be invalid or unenforceable in whole or in part, all other provisions will nevertheless continue to be valid and enforceable with the invalid or unenforceable parts severed from the remainder of this Agreement.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SMARTKEM, INC.

By:	/s/ Ian Jenks
Name: Ian Jenks
Title: CEO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOR HOLDER FOLLOWS]

[CONSENTING HOLDER SIGNATURE PAGES TO SMARTKEM, INC.

AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Amendment Agreement to be duly executed by its authorized signatory of the date first indicated above.

Name of Consenting Holder:	AIGH Investment Partners, LLC

Signature of Authorized Signatory of Consenting Holder:	/s/ Orin Hirschman

Name of Authorized Signatory:	Orin Hirschman

Title of Authorized Signatory:	Manager

[CONSENTING HOLDER SIGNATURE PAGES TO SMARTKEM, INC.

AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Amendment Agreement to be duly executed by its authorized signatory of the date first indicated above.

Name of Consenting Holder:	AIGH Investment Partners, LP

Signature of Authorized Signatory of Consenting Holder:	/s/ Orin Hirschman

Name of Authorized Signatory:	Orin Hirschman

Title of Authorized Signatory:	Manager, AIGH Capital Management LLC

[CONSENTING HOLDER SIGNATURE PAGES TO SMARTKEM, INC.

AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Amendment Agreement to be duly executed by its authorized signatory of the date first indicated above.

Name of Consenting Holder:	WVP Emerging Manager Onshore Fund, LLC

Signature of Authorized Signatory of Consenting Holder:	/s/ Orin Hirschman

Name of Authorized Signatory:	Orin Hirschman

Title of Authorized Signatory:	Manager, AIGH Capital Management LLC

[CONSENTING HOLDER SIGNATURE PAGES TO SMARTKEM, INC.

AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Amendment Agreement to be duly executed by its authorized signatory of the date first indicated above.

Name of Consenting Holder:	The Hewlett Fund, LP

Signature of Authorized Signatory of Consenting Holder:	/s/ Martin Chopp

Name of Authorized Signatory:	Martin Chopp

Title of Authorized Signatory:	General Partner